UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 18, 2022

     Annaly Capital Management Inc
(Exact Name of Registrant as Specified in its Charter)

Maryland		1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas
New York,	New York		10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange
6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2022, Annaly Capital Management, Inc. (the “Company” or “Annaly”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders elected eleven directors to serve on the Board until the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”); approved, on an advisory basis, the Company’s executive compensation; and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The total number of shares of common stock entitled to vote at the Annual Meeting was 1,461,012,252, of which 1,070,969,493 shares, or 73.30%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The election of eleven directors to serve on the Board until the 2023 Annual Meeting.

Director	For	Against	Abstentions	Broker Non-Votes
Francine J. Bovich	628,081,741	24,015,580	6,755,110	412,117,062
Wellington J. Denahan	631,515,428	20,715,831	6,621,172	412,117,062
Katie Beirne Fallon	629,018,606	23,349,971	6,483,854	412,117,062
David L. Finkelstein	636,025,009	16,224,355	6,603,067	412,117,062
Thomas Hamilton	632,175,059	19,763,050	6,914,322	412,117,062
Kathy Hopinkah Hannan	628,236,515	24,127,240	6,488,676	412,117,062
Michael Haylon	615,083,347	37,028,277	6,740,807	412,117,062
Eric A. Reeves	630,377,040	21,680,263	6,795,128	412,117,062
John H. Schaefer	631,982,542	19,951,513	6,918,376	412,117,062
Glenn A. Votek	635,288,034	16,844,135	6,720,262	412,117,062
Vicki Williams	626,967,068	25,245,055	6,640,308	412,117,062

Proposal 2. Advisory approval of the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
574,727,938	71,750,536	12,373,957	412,117,062

Proposal 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstentions
1,046,301,788	17,543,031	7,124,674

Further information regarding these proposals is set forth in the Company’s Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover page interactive data file (formatted in iXBRL in Exhibit 101).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.
(REGISTRANT)

By:	/s/ Anthony C. Green
Name: Anthony C. Green
Title: Chief Corporate Officer & Chief Legal Officer

Dated: May 19, 2022